Exhibit 99.1

                   Escala Group Receives NASDAQ Notification

     NEW YORK--(BUSINESS WIRE)--Oct. 2, 2006--Escala Group (Nasdaq: ESCL) today announced that on September 29, 2006 the Company received a Nasdaq Staff Determination notice stating that the Company fails to comply with the requirements for continued listing set forth in Nasdaq's Marketplace Rule 4310(c)(14) because the Company has not yet filed its Annual Report on Form 10-K for its year ended June 30, 2006. As a result, the Company's securities are subject to delisting from the Nasdaq Stock Market. In accordance with Nasdaq rules, Escala intends to request a hearing before a Nasdaq Listing Qualifications Panel for continued listing on the Nasdaq Stock Market. Pending a decision by the Nasdaq Listing Qualifications Panel, the Company's securities will remain listed on the Nasdaq Stock Market. There can be no assurance that the Panel will grant the Company's request for continued listing.

     As announced on September 28, 2006, Escala's delay in filing its Annual Report on Form 10-K is to allow its Board of Directors and Audit Committee additional time to complete their work relating to the previously announced Audit Committee investigation into the Company's dealings with Afinsa Bienes Tangibles, S.A., its majority shareholder.

     About Escala Group, Inc.

     Escala Group is a consolidated global collectibles network. The Company is a leading auctioneer of stamps, coins, arms, armor and militaria, and other memorabilia, targeting both collectors and dealers. Escala is also a merchant/dealer of certain collectibles and trader of precious metals. The Company's collectibles offerings span the modest to ultra high-end price spectrum. Escala conducts its operations in two business segments: collectibles and trading.

     Escala's Group Companies focused on philately are Greg Manning Auctions, Ivy & Manning Philatelic Auctions, H.R. Harmer, and Nutmeg Stamp Sales, all of North America; Corinphila Auktionen of Zurich, Switzerland and the Kohler group of auction companies of Berlin and Wiesbaden, Germany from our European division; and John Bull Stamp Auctions, Ltd, the oldest philatelic auction house in Hong Kong in our Asia division. Escala's Group Companies in its numismatics division include Teletrade, Bowers and Merena Auctions, North American Certified Trading, and Spectrum Numismatics International, one of the largest wholesalers of rare coins in the U.S. Greg Martin Auctions is in the Company's art and antiques division.

     The trading activities of Escala Group are conducted through A-Mark Precious Metals, one of the largest private sellers of bullion coins and bullion gold, silver and platinum to the wholesale marketplace.

     SAFE HARBOR STATEMENT

     Statements in this press release that relate to future plans, objectives, expectations, performance, events and the like are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. Future events, risks and uncertainties, individually or in the aggregate, could cause actual results to differ materially from those expressed or implied in these statements. Factors that may cause such differences include changes in market conditions, changes in economic environment, competitive factors and the other factors discussed in the "forward-looking information" or "risk factors" sections included in Escala Group's filings with the Securities and Exchange Commission, including Escala Group's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, prospectuses and other documents that Escala Group has filed with the Commission. In particular, any statement related to Escala Group's expected revenues or earnings or Escala Group's being well positioned for future profitability and growth are forward-looking statements.

     In addition, the Company faces substantial uncertainty as a result of recent events surrounding Afinsa. In particular, readers should note the following: (1) Since May 9, 2006, Afinsa and certain of its executives have been the subject of a criminal investigation in Spain. The Company has not been informed by the Spanish authorities as to whether the Company or any of its subsidiaries, including CdC, or any of their respective executives, is a target of the investigation in Spain or will be the subject of any criminal charges in the future. The Company is aware that the Spanish authorities are seeking to obtain information from the SEC that it has regarding the Company (as a result of the SEC's formal investigation of the Company or otherwise), including copies of certain specified documents (primarily relating to the Company's transactions with Afinsa) that we have previously provided to the SEC in response to various document requests. (2) In addition to the Audit Committee's internal review, on or about June 5, 2006, the Company received notification of a formal order of investigation from the SEC. Although the order is not confined to a particular subject matter, the Company believes that the matters being investigated relate primarily to the Company's transactions with Afinsa. Both the Audit Committee and SEC inquiries are continuing, and the outcome of either cannot be determined at this time. (3) Afinsa is currently involved in insolvency proceedings before a commercial court in Madrid. The court has appointed three trustees to oversee the operations of Afinsa. The Company believes, based on its understanding of Spanish insolvency law, that there are two possible outcomes of Afinsa's bankruptcy: (a) a settlement with the creditors is reached, which assumes Afinsa can resume operations under a reorganization plan, or (b) all of Afinsa's assets are liquidated in order to pay off its debts. The effect of Afinsa's bankruptcy proceedings on the Company, approximately 67% of whose stock is owned collectively by Afinsa and its wholly owned subsidiary, Auctentia, S.L., cannot be determined at this time. (4) As a result of the events of May 9, 2006, Escala and certain of its officers and directors have been named in eight putative class action lawsuits (now consolidated) and two shareholder derivative actions (now consolidated). We do not know what the outcome of these proceedings will be, and if we do not prevail in the class actions, we may be required to pay substantial damages or settlement amounts. Further, regardless of the outcome, we may incur significant defense costs. If we are ultimately required to pay significant defense costs, damages or settlement amounts, such payments could materially and adversely affect our liquidity and results of operations. (5) The Company has incurred significant expenses in connection with the SEC and Audit Committee investigations and the class actions and derivative lawsuits and is expected to continue to incur significant additional expenses to the extent these matters are not settled and otherwise resolved. The Company also expects to incur legal fees in connection with matters relating to Afinsa, including making a claim in Afinsa's bankruptcy proceedings. Responding to these inquiries and proceedings has in the past diverted, and is likely to continue to diver, the time and attention of our management from regular business operations. (6) The Company faces substantial business and financial risks and uncertainties as a result of the loss of Afinsa as its major customer. (7) As a result of the failure to file, the Company is not in compliance with the continued listing requirements of the Nasdaq Stock Market and has received a delisting determination letter from Nasdaq. If the Company does not make all required filings prior to a negative determination from a Nasdaq Hearing Panel, or prior to the expiration of any conditional listing exception the Company is able to obtain from a Nasdaq Hearing Panel, the Company's securities will be delisted from the Nasdaq Stock Market. Delisting, or potential delisting, of the Company's securities may have a material adverse effect on the liquidity and/or trading price of the Company's common stock and the Company's ability to access capital markets.

     The words "should," "believe," "estimate," "expect," "intend," "anticipate," "foresee," "plan" and similar expressions and variations thereof identify certain of such forward- looking statements, which speak only as of the dates on which they were made. Additionally, any statements related to future improved performance and estimates of revenues and earnings per share are forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

     (ESCL)

     CONTACT: Escala Group
              Perry Hall, 212-421-9400
              phall@escalgroup.com